SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 27, 2000
(Date of earliest event reported)

Commission File No. 333-58995


                              Mid-State Homes, Inc.
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      Florida                                           50-0945134
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(State of Incorporation)                    (I.R.S. Employer Identification No.)



1500 North Dale Mabry Highway
Tampa, Florida                                          33607
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Address of principal executive offices                (Zip Code)



                                  (813) 871-481
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               Registrant's Telephone Number, including area code



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   (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events.*
------   ------------

Filing of Certain Material
--------------------------

          Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form-8-K"), Mid-State Homes, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the issuance by Mid-State Trust VIII of asset-backed notes (the "Notes").

---------------

* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated April 27, and the prospectus supplement dated April 27, 2000 (collectively, the "Prospectus"), of Mid-State Homes, Inc., relating to the issuance by Mid-State Trust VIII.

Item 7. Financial Statements and Exhibits
------  ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
-----------------                   -----------

(EX-23)                             Consent of PricewaterhouseCoopers LLP
                                    independent auditors of
                                    Mid-State Trust VIII

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   MID-STATE HOMES, INC.


April 27, 2000

                                   By:    /s/ Joseph H. Kelly, Jr.
                                          --------------------------------------
                                   Name:  Joseph H. Kelly
                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               ------------

(EX-23)           Consent of PricewaterhouseCoopers LLP,                E
                  independent auditors of Mid-State Trust VIII

EX-23

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in the Prospectus Supplement dated April 27, 2000 constituting part of the Registration Statement on Form S-3 (No. 333-58995) of Mid-State Homes, Inc. of our report dated April 19, 2000 relating to the financial statements of Mid-State Trust VIII, which appears in such Prospectus Supplement. We also consent to the reference to us under the heading "Experts" in such Prospectus Supplement.

                                          /s/ PricewaterhouseCoopers LLP
                                          Tampa, Florida
                                          April 27, 2000